   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 14, 2000

                                           REGISTRATION STATEMENT NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                              ADOLPH COORS COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                      COLORADO                                             84-0178360
              (STATE OF INCORPORATION)                        (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                311 10TH STREET
                                 P.O. BOX 4030
                          GOLDEN, COLORADO 80401-0030
                                 (303) 279-6565
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                               M. CAROLINE TURNER
                                GENERAL COUNSEL
                              ADOLPH COORS COMPANY
                                311 10TH STREET
                                 P.O. BOX 4030
                          GOLDEN, COLORADO 80401-0030
                                 (303) 279-6565
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                            ------------------------

COPIES OF ALL COMMUNICATIONS, INCLUDING ALL COMMUNICATIONS SENT TO THE AGENT FOR
                          SERVICE, SHOULD BE SENT TO:

                DONALD SALCITO, ESQ.                                   JEFFREY SMALL, ESQ.
                  PERKINS COIE LLP                                    DAVIS POLK & WARDWELL
           1899 WYNKOOP STREET, SUITE 700                             450 LEXINGTON AVENUE
                DENVER, CO 80202-1043                                  NEW YORK, NY 10017
                   (303) 291-2322                                        (212) 450-4000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-48194

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------
                        CALCULATION OF REGISTRATION FEE

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                                                                  PROPOSED                PROPOSED
         TITLE OF SHARES                AMOUNT TO BE          MAXIMUM OFFERING       MAXIMUM AGGREGATE           AMOUNT OF
        TO BE REGISTERED                 REGISTERED          PRICE PER SHARE(1)      OFFERING PRICE(1)        REGISTRATION FEE
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
Class B Common Stock
  (Non-Voting),
  without par value..............      920,000 shares             $66.6875              $61,352,500              $16,197.06
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

(1) The proposed maximum offering price per share is based on the proposed offering price for the shares of the Company's Class B Common Stock offered hereby.
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

              INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT
                         ON FORM S-3 FILE NO. 333-48194

     This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), by the Adolph Coors Company (the "Company"). This Registration Statement incorporates by reference the contents of the Registration Statement on Form S-3 (Registration No. 333-48194) which was declared effective by the Commission on November 14, 2000, including each of the documents filed by the Company with the Securities and Exchange Commission and incorporated or deemed to be incorporated by reference therein and all exhibits thereto.

                                 CERTIFICATION

     The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on November 15, 2000, (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours no later than November 15, 2000.

                                    EXHIBITS

      EXHIBIT NO.                                  DESCRIPTION
      -----------                                  -----------
            5.1            Opinion of Perkins Coie LLP regarding the legality of the
                           securities being registered
           23.1            Consent of PricewaterhouseCoopers LLP
           23.2            Consent of Perkins Coie LLP (included in Exhibit 5.1)
           24.1            Power of Attorney (included on signature page to
                           Registration Statement, File No. 333-48194, filed October
                           19, 2000 and incorporated by reference herein)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Golden, Colorado, on the 14th day of November, 2000.

                                            ADOLPH COORS COMPANY

                                            By:       /s/ Peter H. Coors
                                              ----------------------------------
                                              Name: Peter H. Coors
                                              Title:  President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                     SIGNATURES                                   TITLE                    DATE
                     ----------                                   -----                    ----

                          *                            Principal Executive Officer   November 14, 2000
-----------------------------------------------------    and Director
                   Peter H. Coors

                          *                            Principal Financial Officer   November 14, 2000
-----------------------------------------------------
                   Timothy V. Wolf

                          *                            Controller and Principal      November 14, 2000
-----------------------------------------------------    Accounting Officer
                 Olivia M. Thompson

                          *                            Director                      November 14, 2000
-----------------------------------------------------
                  William K. Coors

                          *                            Director                      November 14, 2000
-----------------------------------------------------
                  W. Leo Kiely III

                                                       Director
-----------------------------------------------------
                   Luis G. Nogales

                                                       Director
-----------------------------------------------------
                  Pamela H. Patsley

                                                       Director
-----------------------------------------------------
                  Wayne R. Sanders

                          *                            Director                      November 14, 2000
-----------------------------------------------------
                   Albert C. Yates

                * /s/ PETER H. COORS
----------------------------------------------------
                  Attorney-in-fact

                                 EXHIBIT INDEX

      EXHIBIT NO.                                  DESCRIPTION
      -----------                                  -----------
            5.1            Opinion of Perkins Coie LLP regarding the legality of the
                           securities being registered
           23.1            Consent of PricewaterhouseCoopers LLP
           23.2            Consent of Perkins Coie LLP (included in Exhibit 5.1)

           24.1            Power of Attorney (included on signature page to
                           Registration Statement, File No. 333-48194, filed October
                           19, 2000 and incorporated by reference herein)